UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08614

Brandes Investment Trust
(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 500
San Diego, CA 92130
(Address of principal executive offices) (Zip code)

Michael Glazer, Esq.
c/o Paul, Hastings, Janofsky & Walker, LLP
515 South Flower
Los Angeles, CA 90071
(Name and address of agent for service)

800-331-2979
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2007

Date of reporting period: September 30, 2007

Item 1. Report to Stockholders.

Brandes Institutional International Equity Fund

Dear Shareholder:

The Brandes Institutional International Equity Fund (“the Fund”) gained 18.65% during the 12 months ended September 30, 2007. For the same period, the MSCI EAFE Index advanced 24.86%.

After sharing the firm’s philosophy on international markets, I’ll examine the industry-, country-, and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 12-month period ending September 30, 2007. Finally, I’ll review our investment philosophy and discuss how the Fund is positioned for the future.

The Markets

As explained below in the “Our Outlook” section, our bottom-up investment approach focuses on analyzing individual businesses. We believe commentary on short-term events in financial markets detracts from the focus on company fundamentals and is not consistent with our investment philosophy.

The Fund

During the 12-month period ending September 30, 2007, the Fund’s holdings in the diversified telecommunication services, food & staples retailing, and automobiles industries made positive contributions to returns. Securities such as Telefonica (Spain - diversified telecommunication services), Koninklijke Ahold (Netherlands - food & staples retailing), and DaimlerChrysler (Germany - automobiles) were some of the top performers from these industries. Simultaneously, negative results registered by securities in the consumer finance and communications equipment industries had an unfavorable influence on performance. Some of the largest detractors from these industries included Aiful (Japan - consumer finance), Takefuji (Japan - consumer finance), and Alcatel-Lucent (France - communications equipment). During the period, the Fund benefited from advances for positions such as ABN Amro (Netherlands - commercial banking), France Telecom (France - diversified telecommunication services), and J Sainsbury (United Kingdom - food & staples retailing), while falling share prices for holdings such as Mitsubishi UFJ Financial Group (Japan - commercial banking) and Nortel Networks (Canada - communications equipment) weakened Fund performance.

Among countries, securities based in the United Kingdom, Germany, and the Netherlands generally delivered positive results. Fund holdings domiciled in these countries, such as William Morrison Supermarkets (United Kingdom - food & staples retailing), Deutsche Telekom (Germany - diversified telecommunication services), and Akzo Nobel (Netherlands - chemicals), had a favorable influence on performance. Conversely, declines among Japan-based holdings, such as Seven & I Holding (food & staples retailing), Mizuho Financial Group (commercial banking), and Mitsui Sumitomo Insurance (insurance) weighed on returns.

Brandes Institutional International Equity Fund

During the period, we sold several holdings to pursue other investment opportunities. Such positions included DaimlerChrysler (Germany - automobiles), J Sainsbury (United Kingdom - food & staples retailing), and BT Group (United Kingdom - diversified telecommunication services).

We used the proceeds from these sales to establish new positions in companies such as Natixis (France - commercial banking), Sumitomo Mitsui Financial Group (Japan - commercial banking), and Chuo Mitsui Trust Holdings (Japan - commercial banking) at prices that we consider attractive. In addition, we took advantage of compelling opportunities to add to select existing holdings at prices we believe to be below our estimates of these securities’ long-term values.

Our Outlook

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold stocks trading at discounts to our estimates of their fair values. We believe this strategy will provide patient investors with favorable results.

As of September 30, 2007, the Fund’s most substantial country weighting was in Japan. On an industry basis, the Fund’s largest exposure was in diversified telecommunication services.

Keep in mind that the Fund’s weightings for countries and industries are not the product of “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in markets around the world.

Overall, we believe the strengths of new positions and existing portfolio holdings should inspire optimism for long-term outperformance. Applied globally, we believe our investment process should continue to uncover promising opportunities in non-U.S. markets.

Sincerely yours,

/s/ Debra McGinty-Poteet
Debra McGinty-Poteet

President
Brandes Investment Trust

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Brandes Institutional International Equity Fund

Past performance does not guarantee future results.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Fund holdings, sector allocations, and strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities.

Please refer to the Schedule of Investments in the report for complete holdings information.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Index Guide

MSCI EAFE: The MSCI EAFE Index is an unmanaged index consisting of equities from Europe, Australasia, and the Far East. The Index is often used as a benchmark for international equity portfolios and includes dividends and distributions net of corresponding withholding taxes, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Institutional International Equity Fund is distributed by Quasar Distributors LLC (11/07)

3

Brandes Institutional International Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional International Equity Fund from its inception (January 2, 1997) to September 30, 2007 as compared with the Morgan Stanley Capital International EAFE Index.

	Average Annual Total Return Period Ended September 30, 2007
	One Year	Five Years	Since Inception (1/2/97)
Brandes Institutional International Equity Fund	18.65%	24.39%	15.24%
Morgan Stanley Capital International EAFE Index	24.86%	23.55%	8.47%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses. In the current fiscal year, the expense level has not been exceeded.

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Brandes Institutional International Equity Fund

Expense Example (Unaudited)

As shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. This section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period*
Based on Actual Return	$1,000.00	$1,036.80	$5.77
Based on Hypothetical 5% return	$1,000.00	$1,019.45	$5.72

*
Expenses are equal to the Fund’s six-month expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (183), then divided by the number of days in the fiscal year (365).

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Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2007

	Shares	Value
COMMON STOCKS: 98.1%

Bermuda: 1.6%
Covidien Ltd.	108,065	$4,484,697
Tyco Electronics Ltd.	350,972	12,434,938
		16,919,635
Brazil: 1.7%
Centrais Electricas Brasileiras S.A., ADR	785,130	11,414,220
Contax Participacoes S.A., ADR	115,700	171,039
Tele Norte Leste Particpacoes S.A., ADR	115,700	2,598,622
Telecomunicacoes Brasileiras S.A., ADR	115,700	2,768,701
TIM Participacoes S.A., ADR	10,714	434,560
Vivo Participacoes S.A., ADR	74,350	368,776
		17,755,918
Canada: 1.1%
Nortel Networks Corp.*	687,230	11,669,165

France: 12.1%
Alcatel S.A.	2,113,600	21,640,648
Carrefour S.A.	311,590	21,769,339
Carrefour S.A.**	27,620	1,929,680
Credit Agricole S.A.	213,400	8,208,743
France Telecom S.A.	928,700	31,022,259
France Telecom S.A.**	61,200	2,044,322
Natixis	349,400	7,726,241
Sanofi-Aventis S.A.	412,935	34,868,788
		129,210,020
Germany: 6.5%
Deutsche Post AG	486,000	14,098,776
Deutsche Telekom AG	2,109,400	41,335,493
Hypo Real Estate Holding AG	74,575	4,229,250
Infineon Technologies AG*	310,800	5,343,456
Infineon Technologies AG* **	236,430	4,064,844
		69,071,819

See accompanying Notes to Financial Statements.

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Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2007  - (Continued)

	Shares	Value
Italy: 4.7%
Intesa Sanpaolo SpA	1,652,950	$12,728,380
Telecom Italia SpA	5,396,374	16,364,624
Telecom Italia Savings Shares SpA	7,883,850	18,958,192
Unipol Gruppo Finanziario SpA	773,400	2,419,590
		50,470,786
Japan: 26.0%
Aiful Corp.	537,500	8,417,435
Akita Bank Ltd.	327,000	1,428,171
Astellas Pharma, Inc.	125,500	6,016,226
Chuo Mitsui Trust Holdings, Inc.	592,000	4,614,860
Dai Nippon Printing Co. Ltd.	884,000	12,628,571
Daiichi Sankyo Co. Ltd.	469,602	14,095,414
FUJIFILM Holdings Corp.	244,900	11,313,894
Hitachi Ltd.	3,009,800	20,032,165
Millea Holdings, Inc., Tokyo	380,500	15,294,153
Mitsubishi UFJ Financial Group, Inc.	2,471	21,562,669
Mitsui Sumitomo Insurance Co. Ltd.	1,799,000	21,114,068
Mizuho Financial Group, Inc.	1,720	9,801,636
Nippon Telegraph & Telephone Corp.	6,828	31,900,435
Ono Pharmaceutical Co. Ltd.	161,600	8,660,658
Rohm Co. Ltd.	171,400	15,135,810
San-In Godo Bank Ltd.	116,000	918,392
Seven & I Holdings Co. Ltd.	510,400	13,121,907
Sony Corp.	223,800	10,845,363
Sumitomo Mitsui Financial Group, Inc.	1,645	12,809,074
Taisho Pharmaceutical Co. Ltd.	504,000	9,909,866
Takeda Pharmaceutical Co. Ltd.	123,800	8,702,836
Takefuji Corp.	385,870	7,654,286
TDK Corp.	61,200	5,367,113
The 77 Bank Ltd.	246,000	1,654,411
Yamaguchi Financial Group, Inc.	418,000	4,364,016
		277,363,429

See accompanying Notes to Financial Statements.

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Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2007  - (Continued)

	Shares	Value
Mexico: 1.2%
Telefonos de Mexico SAB de CV - Class L, ADR	397,680	$13,071,742

Netherlands: 11.8%
ABN AMRO Holding N.V.	327,762	17,222,175
Aegon N.V.	756,981	14,456,927
Akzo Nobel N.V.	224,600	18,460,886
Koninklijke Ahold N.V.*	1,554,857	23,437,500
SNS Reaal **	176,335	3,984,533
STMicroelectronics N.V.	1,067,200	17,892,647
Unilever N.V.	688,404	21,194,161
Wolters Kluwer N.V.	331,791	9,823,365
		126,472,194
New Zealand: 0.5%
Telecom Corporation of New Zealand Ltd.	1,514,361	5,121,576

Portugal: 1.8%
Portugal Telecom SGPS S.A.	1,347,517	18,836,609

Singapore: 0.7%
Jardine Matheson Holdings Ltd.	253,490	7,249,814

South Korea: 7.2%
Korea Electric Power Corp., ADR	553,200	12,806,580
KT Corp., ADR	350,100	8,770,005
LG Electronics, Inc.	234,468	21,905,714
Samsung Electronics Co. Ltd.	30,200	18,975,031
SK Telecom Co. Ltd. ADR	495,300	14,710,410
		77,167,740
Spain: 2.3%
Telefonica S.A.	883,301	24,657,213

Switzerland: 3.4%
Nestle S.A.	46,490	20,830,388
Swisscom AG	40,600	15,400,000
		36,230,388

See accompanying Notes to Financial Statements.

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Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2007  - (Continued)

	Shares	Value
United Kingdom: 15.5%
Astrazeneca Plc	693,255	$34,614,341
British Sky Broadcasting Plc	802,600	11,372,560
GlaxoSmithKline Plc	1,276,608	33,757,619
HSBC Holdings Plc	899,600	16,589,461
ITV Plc	8,228,300	17,212,016
Marks & Spencer Group Plc	1,402,419	17,598,681
Unilever Plc	135,355	4,263,607
Wm. Morrison Supermarkets Plc	5,267,011	30,309,058
		165,717,343
TOTAL COMMON STOCKS (cost $863,964,629)		1,046,985,391

SHORT-TERM INVESTMENT: 0.5%	Principal Amount	Value

Repurchase Agreement: 0.5%
Investors Bank & Trust Co., Repurchase Agreement, 3.00%, dated 09/28/07, due 10/01/07 [collateralized by $6,405,000 Freddie Mac Giant, 4.50% due 12/01/20; (Market Value $5,218,263)] (proceeds $5,115,807)	$5,114,528	$5,114,528

TOTAL SHORT-TERM INVESTMENT (cost $5,114,528)		5,114,528

TOTAL INVESTMENTS IN SECURITIES (cost $869,079,157): 98.6%		1,052,099,919
Other assets in excess of liabilities: 1.4%		15,322,638

NET ASSETS: 100.0%		$1,067,422,557

Percentages are based on Net Assets.

*	Non-income producing security.
**
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A under the Securities Act of 1933 (the “Act”) or was aquired in a private placement and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act or pursuant to another exemption from registration.)

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

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Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2007 (Unaudited)

Industry	Percentage
Air Freight & Logistics	1.3%
Chemicals	1.7%
Commercial Banks	11.2%
Commercial Services & Supplies	1.2%
Communications Equipment	3.1%
Consumer Finance	1.5%
Diversified Financial Services	1.1%
Diversified Telecommunication Services	21.8%
Electric Utilities	2.3%
Electronic Equipment & Instruments	4.6%
Food & Staples Retailing	8.5%
Food Products	4.3%
Health Care Equipment & Supplies	0.4%
Household Durables	3.1%
Insurance	5.0%
Media	3.6%
Multiline Retail	1.7%
Pharmaceuticals	14.1%
Semiconductors & Equipment	5.8%
Thrifts & Mortgage Finance	0.4%
Wireless Telecommunication Services	1.4%
TOTAL COMMON STOCK	98.1%
SHORT-TERM INVESTMENTS	0.5%
TOTAL INVESTMENTS IN SECURITIES	98.6%
Other Assets in excess of Liabilities	1.4%
NET ASSETS	100.0%

See accompanying Notes to Financial Statements.

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Brandes Institutional International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2007

ASSETS
Investments in securities, at cost	$869,079,157
Investments in securities, at value	1,052,099,919
Receivables:
Securities sold	18,075,417
Fund shares sold	4,780,486
Dividends and interest	3,492,611
Tax reclaims	549,488
Prepaid expenses and other assets	114,222
Total assets	1,079,112,143
LIABILITIES
Payables:
Securities purchased	9,675,984
Fund shares redeemed	921,903
Due to advisor	855,949
Due to administrator	71,781
Due to trustees	9,211
Accrued expenses	154,758
Total liabilities	11,689,586
NET ASSETS	$1,067,422,557
Net asset value, offering and redemption price per share
($1,067,422,557/40,261,447 shares outstanding; unlimited authorized shares without par value)	$26.51
COMPONENTS OF NET ASSETS
Paid-in capital	$763,104,864
Undistributed net investment income	14,777,108
Accumulated net realized gain on investments and foreign currency	106,446,701
Net unrealized appreciation on:
Investments	183,020,762
Foreign currency	73,122
Net assets	$1,067,422,557

See accompanying Notes to Financial Statements.

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Brandes Institutional International Equity Fund

STATEMENT OF OPERATIONS For the Year Ended September 30, 2007

INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $2,518,065)	$25,520,699
Interest	1,027,309
Income from securities lending	828,904
Miscellaneous income	8,720
Total income	27,385,632
Expenses
Advisory fees (Note 3)	10,030,342
Custody fees	354,637
Administration fees (Note 3)	300,607
Transfer agent fees	79,051
Insurance expense	67,817
Registration expense	63,422
Printing fees	61,631
Accounting fees	58,138
Legal fees	57,460
Trustee fees	55,044
Miscellaneous	48,743
Auditing fees	24,217
Net expenses	11,201,109
Net investment income	16,184,523
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on:
Investments	113,531,323
Foreign currency transactions	(257,833)
Net realized gain	113,273,490
Net change in unrealized appreciation on:
Investments	31,372,933
Foreign currency transactions	76,956
Net unrealized appreciation	31,449,889
Net realized and unrealized gain on investments and foreign currency transactions	144,723,379
Net increase in net assets resulting from operations	$160,907,902

See accompanying Notes to Financial Statements.

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Brandes Institutional International Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2007	Year Ended September 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$16,184,523	$11,098,971
Net realized gain (loss) on:
Investments	113,531,323	77,489,441
Foreign currency transactions	(257,833)	64,739
Net unrealized appreciation on:
Investments	31,372,933	44,925,129
Foreign currency transactions	76,956	15,158
Net increase in net assets resulting from operations	160,907,902	133,593,438
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(11,145,626)	(8,380,976)
From net realized gains	(80,277,393)	(43,107,253)
Decrease in net assets from distributions	(91,423,019)	(51,488,229)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	340,947,029	256,985,707
Net asset value of shares issued on reinvestment of distributions	87,649,312	51,190,237
Cost of shares redeemed	(276,974,017)	(213,853,945)
Net increase from capital share transactions	151,622,324	94,321,999
Total increase in net assets	221,107,207	176,427,208
NET ASSETS
Beginning of period	846,315,350	669,888,142
End of period	$1,067,422,557	$846,315,350
Undistributed net investment income	$14,777,108	$9,995,748
CAPITAL SHARE ACTIVITY
Shares sold	13,242,231	11,134,665
Shares issued on reinvestment of distributions	3,608,453	2,377,623
Shares redeemed	(10,817,606)	(9,347,128)
Net increase in shares outstanding	6,033,078	4,165,160

See accompanying Notes to Financial Statements.

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Brandes Institutional International Equity Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

					Year Ended October 31,
	Year Ended September 30, 2007	Year Ended September 30, 2006	November 1, 2004 through September 30, 2005#		2004	2003	2002
Net asset value, beginning of period	$24.73	$22.28	$19.83		$16.02	$12.45	$15.12
Income from investment operations:
Net investment income	0.40	0.33	0.26		0.20	0.14	0.19
Net realized and unrealized gain (loss) on investments	3.98	3.83	3.20		3.74	4.04	(1.89)
Total from investment operations	4.38	4.16	3.46		3.94	4.18	(1.70)
Less distributions:
From net investment income	(0.32)	(0.28)	(0.22)		(0.13)	(0.18)	(0.23)
From net realized gain	(2.28)	(1.43)	(0.79)		—	(0.43)	(0.74)
Total distributions	(2.60)	(1.71)	(1.01)		(0.13)	(0.61)	(0.97)
Net asset value, end of period	$26.51	$24.73	$22.28		$19.83	$16.02	$12.45
Total return	18.65%	19.79%	17.95	%(1)	24.75%	35.16%	(12.23)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,067.4	$846.3	$669.9		$528.6	$352.4	$236.8
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	1.12%	1.12%	1.14	%(2)	1.14%	1.19%	1.18%
After fees waived and expenses absorbed or recouped	1.12%	1.12%	1.14	%(2)	1.18%	1.20%	1.20%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	1.61%	1.48%	1.44	%(2)	1.25%	1.12%	1.25%
After fees waived and expenses absorbed or recouped	1.61%	1.48%	1.44	%(2)	1.21%	1.11%	1.23%
Portfolio turnover rate	29.06%	29.91%	20.92	%(1)	26.71%	26.19%	44.61%

(1)	Not Annualized.

(2)	Annualized.

#	In 2005, the Fund changed its fiscal year end from October to September (Note 1).

See accompanying Notes to Financial Statements.

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Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

The Brandes Institutional International Equity Fund (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund began operations on January 2, 1997. The Fund invests its assets primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund seeks to achieve long-term capital appreciation. During 2005, the Fund’s fiscal year-end was changed from October 31 to September 30.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

The Fund has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

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Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS  - (Continued)

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

B.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

C.
Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

D.
Forward Foreign Currency Exchange Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. At September 30, 2007 the Fund held the following forward foreign currency exchange contracts:

16

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS  - (Continued)

	Statement	Local	Face		Unrealized
Currency	Date	Amount	Amount	Value	Gain/(Loss)
Euro	10/2/07	1,311,936	$1,856,389	$1,865,638	$(9,250)
Euro	10/2/07	2,893,472	4,128,985	4,114,663	14,322)
Korean Won	10/1/07	2,213,867,902	2,418,471	2,419,131	(660)

E.
Security Transactions, Dividends and Distributions.  Security transactions are accounted for on the trade date. Realized gains and losses are evaluated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is recorded on an accrual basis.

F.
Federal Income Taxes.  The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

G.
Concentration of Risk.  As of September 30, 2007, the Fund held a significant portion of its assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Fund’s net assets. It is the Trust’s policy to continuously monitor these off-balance sheet risks.

H.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.
Securities Lending.  The Fund may lend its portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% (105% in the case of loans of foreign securities denominated in non-U.S. dollars) of the market value of the loaned securities. As of September 30, 2007, the Fund did not have any securities on loan.

J.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

17

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS  - (Continued)

For the period ended September 30, 2007, the Fund decreased undistributed net investment income by $257,537 and increased accumulated net realized gain by $257,537, due to certain permanent book and tax differences. The permanent book and tax differences relate to a reclassification of foreign currency gain/loss.

K.
Indemnification Obligations.  Under the Fund’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended September 30, 2007, the Fund incurred $10,030,342 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest, so that its ratio of expenses to average net assets will not exceed 1.20%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap will be reimbursed by the Fund to the Advisor at any time during the subsequent five fiscal years, if so requested by the Advisor, provided the aggregate amount of the Fund’s current operating expenses for the fiscal year of the reimbursement does not exceed the applicable limitation on Fund expenses. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended September 30, 2007, there was no cumulative unreimbursed amount paid and/or waived by the Advisor.

U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses; and reviews the Fund’s expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.04% of average daily net assets for the first $500 million in net assets and 0.02% in excess of $500 million of the Fund’s average daily net assets, subject to a minimum of $50,000 per annum. For the year ended September 30, 2007, the Fund incurred $300,607 in such fees.

18

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS  - (Continued)

Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund and Trustees of the Trust are also officers of the Advisor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, were as follows for the year ended September 30, 2007:

	U.S. Government	Other
Purchases	$—	$362,885,441
Sales	—	281,932,580

NOTE 5 - FEDERAL INCOME TAX MATTERS

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$869,079,165
Gross tax unrealized appreciation	$225,242,538
Gross tax unrealized depreciation	(42,153,074)
Net tax unrealized appreciation on investments	183,089,464
Distributable ordinary income	24,770,601
Distributable long-term capital gains	96,669,091
Total distributable earnings	121,439,692
Other accumulated gains/(losses)	(211,463)
Total accumulated earnings	$304,317,693

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments.

The tax composition of dividends for the periods ended September 30, 2007 and 2006, were as follows:

	Ordinary Income Total	Income Per Share	Long Term Capital Gains Total	Long Term Capital Gains Per Share
2007	$26,828,409	$0.76	$64,594,610	$1.83
2006	$17,708,333	$0.59	$33,779,896	$1.12

The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2007.

19

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS  - (Continued)

At September 30, 2007, the Fund had net realized losses from currency transactions between November 1, 2006 and September 30, 2007, of $211,463 which is deferred for tax purposes and will be recognized on October 1, 2007.

NOTE 6 - NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (the “FASB”) released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in Generally Accepted Accounting Principles (“GAAP”), and expands disclosures about fair value measurements. SFAS 157 further clarifies several previous FASB Standards and expands disclosures about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 157 and its impact in the Trust’s financial statements has not yet been determined.

In July 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the Trust’s financial statements has not yet been determined.

NOTE 7 - PROXY VOTING PROCEDURES - (Unaudited)

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

NOTE 8 - FORM N-Q DISCLOSURE - (Unaudited)

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-331-2979.

20

Brandes Institutional International Equity Fund

NOTES TO FINANCIAL STATEMENTS  - (Continued)

NOTE 9 - TAX NOTICE - (Unaudited)

The percentage of dividend income distributed for the year ended September 30, 2007, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 63% for the Fund. For the year ended September 30, 2007, the Fund designated $64,594,610 as long-term capital gains dividends.

For the year ended September 30, 2007, the Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code, with exception to the foreign taxes paid to New Zealand. The New Zealand foreign taxes paid by the Fund do not qualify to be passed through to the Fund’s shareholders.

	Gross Foreign Income	Foreign Tax Paid
Bermuda	$374,134	$—
Brazil	201,978	26,178
United Kingdom	4,676,543	—
France	3,185,677	477,852
Germany	3,340,168	426,938
Italy	2,925,613	412,474
Japan	3,523,788	246,665
South Korea	1,082,153	103,061
Mexico	304,688	—
Netherlands	3,300,653	495,098
New Zealand	1,192,708	75,718
Portugal	870,720	130,608
Singapore	123,775	—
Spain	828,429	124,264
Switzerland	1,218,900	182,835
Venezuela	888,837	(183,626)
	$28,038,764	$2,518,065

Additional information for foreign shareholders only. For the year ended September 30, 2007, 1% of the ordinary distributions paid by the Fund qualify as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c). For the year ended September 30, 2007, 58% of the ordinary distributions paid by the Fund are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

21

Brandes Institutional International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Brandes Investment Trust and
Shareholders of
Brandes Institutional International Equity Fund

We have audited the accompanying statement of assets and liabilities of the Brandes Institutional International Equity Fund, a series of Brandes Investment Trust (the “Trust”), including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period November 1, 2004 to September 30, 2005 and for each of the two years in the period ended October 31, 2004. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 2002 have been audited by other auditors, whose report dated December 13, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brandes Institutional International Equity Fund, as of September 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 16, 2007

22

Brandes Institutional International Equity Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Independent Trustees(2)

DeWitt F. Bowman 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1930)	Trustee	Since February 1995	Principal, Pension Investment Consulting, since 1994. Interim Treasurer and Vice President for Investments - University of California from 2000 to 2001.	All	Wilshire Mutual Funds, Inc.; Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; Sycuan Funds RREEF America REIT1, Inc.

J. Michael Gaffney 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1941)	Trustee	Since June 2004	Independent Consultant, IXIS Asset Management, North America, since 2004. President and CEO, Back Bay Advisors from 1998 to 2001.	All	None

Karin B. Bonding 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1939)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. serving as fee-only financial planner and investment advisor since 1996.	All	Director of 6 closed end mutual funds in the Credit Suisse family of funds.

“Interested” Trustees(3)

Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1956)	Trustee and President	Since June 2000(4)	Director, Mutual Fund Services of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	All	Brandes Investment Funds PLC

23

Brandes Institutional International Equity Fund

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1961)	Trustee	Since July 2006(4)	Executive Director of the Advisor	All	None

Officers of the Trust

Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1970)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2005; Counsel to the Advisor from July 2000 to January 2005.	N/A	N/A

Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1956)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A

Adelaide Pund 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1967)	Chief Compliance Officer	Since September 2004	Head of Compliance of the Advisor since October 2004; Compliance Manager to the Advisor from 1998 to October 2004.	N/A	N/A

Ellen Blanchard 200 Clarendon St., 29th Floor Boston, MA 02116 (Born 1973)	Anti-Money Laundering Officer	Since August 2007	Director and Senior Associate Counsel for Mutual Fund Administration at State Street Corp.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.

(2)	Not “interested persons” of the Trust as defined in the 1940 Act.

(3)	“Interested persons” of the Trust as defined in the 1940 Act.

(4)	Appointed by the Board as a trustee.

24

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ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

Investors Bank & Trust Co.
200 Clarendon Street, 16th Floor
Boston, Massachusetts 02116

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071

This report is intended for shareholders of the Brandes Institutional International Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

INSTITUTIONAL
INTERNATIONAL
EQUITY FUND

ANNUAL
REPORT

For the year ended
September 30, 2007

WORLDWIDE VALUE SPECIALISTS

Separately Managed Account Reserve Trust

Dear Shareholder:

The Separately Managed Account Reserve Trust (“SMART” or “the Fund”) gained 4.22% in the 12-month period ending September 30, 2007. The Lehman Brothers U.S. Aggregate Index gained 5.14% and the Lehman Brothers U.S. Intermediate Credit Index returned 4.67% for the same 12-month period.

After examining the sector- and security-specific factors that affected the Fund’s performance and describing changes in the Fund’s composition for the 12-month period ending September 30, 2007, I’ll review our investment philosophy and discuss how the Fund is positioned for the future.

The Fund

Fund outperformance relative to the Lehman Brothers U.S. Aggregate Index was greatest in the fourth quarter of 2006 and first quarter of 2007, and still positive in the second quarter of 2007. Amid dwindling liquidity for subprime mortgage issues, risk premiums widened in 2007, particularly in the third quarter of 2007.

As the Fund had exposure to corporate, high yield, and mortgage bonds affected by the widening of risk premiums, the Fund underperformed the Lehman Brothers U.S. Aggregate Index in the third quarter of 2007.

Declines for corporate fixed income securities issued by Residential Capital, Catalyst Paper, Abitibi, and Tembec weighed on the Fund's performance during the 12-month period. Corporate bonds issued by Knight Ridder, Centex, Tenet Healthcare and Visteon were some of the other positions experiencing significant negative performance during the trailing 12 months. Gains for bonds issued by auto components companies, including Delphi, Goodyear Tire & Rubber, and Lear, made positive contributions to performance over the same period.

We made several new purchases over the 12-month period amid steady cash inflows. We also initiated new purchases in the third quarter of 2007 amid market volatility. These new purchases included subprime mortgage securities, bonds issued by mortgage originators, and select homebuilders. We sold a few bonds issued by Goodyear and Delphi during the 12-month period. The Fund’s yield premium relative to the benchmarks was a positive factor in relative performance over the 12-month period ended September 30, 2007.

As of September 30, 2007 the Fund’s most substantial weighting was in the corporate bonds sector.

Our Outlook

Our investment philosophy continues to focus on fundamental company analysis with a long-term perspective. In all market environments, we search for and hold what we believe to be fundamentally sound companies trading at discounts to our estimates of their fair values. We believe this strategy will provide patient investors with favorable results.

Separately Managed Account Reserve Trust

Keep in mind that the Fund’s weightings are not the product of “top-down” forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities.

Overall, we believe the strengths of new positions and existing portfolio holdings should inspire optimism for long-term outperformance relative to the benchmarks. We believe our investment process continues to uncover promising opportunities in fixed income markets.

Sincerely yours,

/s/ Debra McGinty-Poteet
Debra McGinty-Poteet

President
Brandes Investment Trust

Past performance does not guarantee future results.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Unlike Treasury bonds and bills, stocks are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk that an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

Must be preceded or accompanied by a prospectus.

Separately Managed Account Reserve Trust

The Separately Managed Account Reserve Trust (“SMART”) Fund is distributed by Quasar Distributors, LLC. (11/07)

Index Guide

The Lehman Brothers U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. Please note that all indices are unmanaged and are not available for direct investment.

The Lehman Brothers U.S. Intermediate Credit Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. Issues must have at least $250 million par amount outstanding and have a maturity from one up to (but not including) ten years. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. Please note that all indices are unmanaged and are not available for direct investment.

Separately Managed Account Reserve Trust

The following chart compares the value of a hypothetical $1,000,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to September 30, 2007 as compared with the Lehman Brothers U.S. Aggregate Index and Lehman Brothers U.S. Intermediate Credit Index.

	Total Return Period Ended September 30, 2007
	Six Months	One Year	Since Inception (Cumulative) (10/3/05)
Separately Managed Account Reserve Trust	-1.76%	4.22%	10.44%
Lehman Brothers U.S. Aggregate Index	2.31%	5.14%	4.41%
Lehman Brothers U.S. Intermediate Credit Index	1.64%	4.67%	4.15%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 800-331-2979. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Separately Managed Account Reserve Trust

Index Guide

The Lehman Brothers U.S. Aggregate Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The Index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities sectors. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. Please note that all indices are unmanaged and are not available for direct investment.

The Lehman Brothers U.S. Intermediate Credit Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. Issues must have at least $250 million par amount outstanding and have a maturity from one up to (but not including) ten years. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. Please note that all indices are unmanaged and are not available for direct investment.

Separately Managed Account Reserve Trust

Expense Example (Unaudited)

As shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. This section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period*
Based on Actual Return	$1,000.00	$982.40	$0.00
Based on Hypothetical 5% return	$1,000.00	$1,025.07	$0.00

*
No expenses have been charged to the Fund over the period, as the Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the Fund. See Note 3 to Financial Highlights table.

Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2007

	Principal Amount	Value
CORPORATE BONDS: 72.5%
Advertising: 1.5%
Interpublic Group of Cos., Inc., 6.25%, 11/15/14	$2,325,000	$2,080,875
Aircraft & Parts: 0.3%
Bombardier, Inc., 6.30%, 05/01/14	400,000	390,000
Business Credit Institutions: 15.2%
Airplanes Pass Through Trust, 6.13%, 03/15/19(4)	1,213,436	1,143,664
American General Finance Corp., 5.90%, 09/15/12(3)	2,430,000	2,442,704
CIT Group, Inc., 6.10%, 03/15/67(4)	1,635,000	1,349,248
Capital One Master Trust, 5.95%, 12/15/10(4)(3)	2,920,000	2,922,912
Countrywide Financial Corp., 5.80%, 06/07/12	2,410,000	2,258,857
DVI Receivables Corp., 6.31%, 03/14/11(4)	4,244,414	2,854,368
Lease Investment Flight Trust, 6.14%, 07/15/31(4)	3,285,000	2,151,675
Residential Capital LLC, 6.50% 04/17/13	8,090,000	6,532,675
		21,656,103
Cable & Other Pay TV Services: 2.3%
Comcast Corp., 5.85%, 11/15/15	1,385,000	1,373,535
Time Warner Cos., Inc., 9.13%, 01/15/13	450,000	515,888
Viacom, Inc., 6.25%, 04/30/16	1,375,000	1,378,620
		3,268,043
Carpets & Rugs: 1.4%
Mohawk Industries, Inc., 6.13%, 01/15/16	2,010,000	2,002,686
Commercial Printing: 0.3%
Quebecor World Capital Corp., 6.13%, 11/15/13	510,000	438,600
Computer & Office Equipment: 0.1%
Gateway, Inc., 1.50%, 12/31/09(1)	195,000	189,638
Computer & Other Data Processing Service: 2.6%
Deluxe Corp., 3.50%, 10/01/07	470,000	470,000
Unisys Corp., 6.88%, 03/15/10	3,265,000	3,175,213
		3,645,213

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2007  - (Continued)

	Principal Amount	Value
Drugs: 3.6%
Merck & Co., Inc., 4.75%, 03/01/15	1,835,000	$1,748,865
Schering-Plough Corp., 5.55%, 12/01/13(4)	1,700,000	1,688,588
Wyeth, 5.50%, 02/01/14	1,650,000	1,640,767
		5,078,220
Electric Components & Accessories 2.4%
Celestica, Inc., 7.63%, 07/01/13	2,615,000	2,431,950
Sanmina, 8.13%, 03/01/161	120,000	968,800
		3,400,750
Electric Services: 2.6%
Commonwealth Edison Co., 5.95%, 08/15/16	1,355,000	1,350,369
FirstEnergy Corp., 6.45%, 11/15/11	240,000	248,127
Nisource Finance Corp., 5.25%, 09/15/17	1,840,000	1,707,739
Xcel Energy, Inc., 7.00%, 12/01/10	425,000	445,885
		3,752,120
Forestry Services: 2.0%
Tembec Industries, Inc., 8.50%, 02/01/11	7,555,000	2,908,675
Fruits & Tree Nuts: 0.9%
Chiquita Brands International, Inc., 7.50%, 11/01/14	1,485,000	1,277,100
Hospitals: 4.4%
Tenet Healthcare Corp., 9.88%, 07/01/14	6,835,000	6,254,025
Meat Products: 1.8%
Tyson Foods, Inc., 6.60%, 4/1/16	2,545,000	2,622,666
Medical Services & Health Insurance: 0.2%
Unum Group., 7.63%, 03/01/11	219,000	233,161
Miscellaneous Electric Machinery Equipment & Supplies: 0.6%
MagnaChip Semiconductor SA, 8.00%, 12/15/14	1,340,000	924,600
Miscellaneous Wood Products: 1.0%
Masco Corp., 6.13%, 10/03/16	1,390,000	1,356,746

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2007  - (Continued)

	Principal Amount	Value
Motor Vehicle Parts & Supplies: 1.3%
Visteon Corp., 7.00%, 03/10/14	2,350,000	$1,827,125
Motor Vehicles & Equipment: 1.7%
American Axle & Manufacturing, Inc., 5.25%, 02/11/14	2,465,000	2,132,225
Lear Corp., 5.75%, 08/01/14	300,000	252,000
		2,384,225
Newspapers: 2.0%
Knight-Ridder, Inc., 5.75%, 09/01/17	2,420,000	2,040,379
Knight-Ridder, Inc., 9.88%, 04/15/09	800,000	842,307
		2,882,686
Paper Mills: 4.6%
Abitibi-Consolidated Co., of Canada, 6.00%, 06/20/13	3,950,000	2,765,000
Catalyst Paper Corp., 8.63, 06/15/11	4,950,000	3,861,000
		6,626,000
Personal Credit Institutions: 7.2%
Ford Motor Credit Co., 7.25%, 10/25/11	3,045,000	2,853,512
Ford Motor Credit Co., 6.63%, 06/16/08(3)	2,420,000	2,401,712
GMAC LLC, 6.13%, 01/22/08	535,000	533,904
GMAC LLC, 6.88%, 09/15/11	1,515,000	1,441,771
GMAC LLC, 6.75%, 12/01/14	3,415,000	3,095,277
		10,326,176
Residential Building Construction: 7.4%
Centex Corp., 6.50%, 05/01/16	3,165,000	2,886,904
K Hovnanian Enterprises, Inc., 7.50%, 05/15/16	1,885,000	1,498,575
Lennar Corp., 5.60%, 05/31/15	1,970,000	1,694,862
Pulte Homes, Inc., 5.20%, 02/15/15	3,490,000	2,910,035
Toll Brothers Finance Corp., 5.15%, 05/15/15	1,745,000	1,494,530
		10,484,906
Savings Institutions: 1.0%
Washington Mutual, Inc., 4.63%, 04/01/14	1,500,000	1,366,205

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2007  - (Continued)

	Principal Amount	Value
Telephone Communication: 4.1%
Citizens Communications Co., 9.25%, 05/15/11	525,000	$569,625
Nextel Communications, Inc., 5.95%, 03/15/14	1,180,000	1,126,558
Sprint Nextel Corp., 6.00%, 12/01/16	2,595,000	2,492,562
Verizon New York, Inc., 6.88%, 04/01/12	1,590,000	1,674,914
		5,863,659
TOTAL CORPORATE BONDS (cost $108,563,905)		103,240,203
FEDERAL AND FEDERALLY SPONSORED CREDIT: 25.9%
Federal Home Loan Mortgage Corp.: 9.3%
Gold Pool, 6.00%, 10/01/37(2)	8,375,000	8,382,856
Pool #847606, 5.90% 09/01/36(3)	3,667,339	3,700,965
Pool #1J0244, 5.75%, 01/01/37(4)	1,150,440	1,161,874
		13,245,695
Small Business Administration: 1.3%
Small Business Administration Participation Certificates, 6.34%, 08/01/21	446,575	461,236
Small Business Administration Participation Certificates, 5.87%, 05/01/26	472,937	485,055
Small Business Administration, 5.38%, 03/10/17	869,538	864,218
		1,810,509
Federal National Mortgage Association: 15.3%
Pool, 5.00%, 10/01/22(2)	8,550,000	8,379,000
Pool, 5.50%, 10/01/37(2)	8,550,000	8,373,656
Pool #634757, 5.50%, 03/01/17	909,458	910,200
Pool #735628, 4.63%, 05/01/35(4)	650,304	641,611
Pool #735841, 4.50%, 11/01/19(3)	2,868,873	2,764,991
Pool #852435, 5.51%, 02/01/36	773,258	774,213
		21,843,671
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDIT SECURITIES (cost $37,060,761)		36,899,875

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2007  - (Continued)

	Principal Amount	Value
OTHER MORTGAGE-RELATED SECURITIES: 13.6%
Countrywide Asset-Backed Certificates, 6.17%, 12/25/34(4)	1,810,000	$1,622,157
Countrywide Asset-Backed Certificates, 5.98%, 04/25/35(4)	1,810,000	1,610,545
GS Mortgage Securities Corp., 4.75%, 07/10/39	2,485,000	2,371,600
JP Morgan Mortgage Acquisition Corp., 5.30%, 04/25/36(4)(3)	4,260,000	4,186,441
JP Morgan Chase Commercial Mortgage Securities, 5.43%, 12/12/43	2,075,000	2,055,375
Park Place Securities, Inc., 8.53%, 12/25/34(4)	3,675,000	2,717,470
Structured Asset Investment Loan Trust, 5.51%, 07/25/35(4)	4,654,000	4,603,880
Wells Fargo Mortgage Backed Securities Trust, 6.19%, 10/25/36	279,031	280,252
TOTAL OTHER MORTGAGE-RELATED SECURITIES (cost $19,409,956)		19,447,720
SHORT-TERM INVESTMENTS: 4.0%
Repurchase Agreement: 4.0%
Investors Bank & Trust Co., Repurchase Agreement, 3.00%, dated 09/28/07, due 10/01/07 [collateralized by $7,200,000 Freddie Mac Giant, 4.50%, due 12/01/20 (Market Value $5,865,963)] (proceeds $5,750,107).(3)	5,748,669	5,748,669
TOTAL SHORT-TERM INVESTMENTS (cost $5,748,669)		5,748,669
TOTAL INVESTMENTS IN SECURITIES (cost $170,783,291): 116.0%		165,336,467
Liabilities in excess of Other Assets: (16.0)%		(22,800,677)
NET ASSETS: 100.0%		$142,535,790
___________________
Percentages are based on Net Assets.

(1)	Convertible.
(2)	Security purchased on a delayed delivery or when-issued basis. Rate shown is as issue date.
(3)	Security pledged as collateral for when-issue purchase commitments outstanding as of September 30, 2007.
(4)	Floating rate or variable rate security. Rate shown is as September 30, 2007.

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

SCHEDULE OF INVESTMENTS IN SECURITIES at September 30, 2007  - (Continued)

Sector	Percentage of Total Investments
Corporate	62.4%
Federal and Federally Sponsored Credit	22.3%
Other Mortgage-Related Securities	11.8%
Cash & Cash Equivalents	3.5%
TOTAL INVESTMENTS IN SECURITIES	100.0%

Industry
Finance	31.9%
Manufacturing	23.2%
U.S. Government	22.3%
Service/Leisure	12.1%
Cash	3.5%
Utility	3.5%
Media/Communications	1.8%
Retail	1.7%
TOTAL INVESTMENTS IN SECURITIES	100.0%

Country
United States	91.7%
Canada	7.8%
Luxembourg	0.5%
TOTAL INVESTMENTS IN SECURITIES	100.0%

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2007

ASSETS
Investments in securities, at cost	$170,783,291
Investments in securities, at value	$165,336,467
Receivables:
Interest	2,231,349
Principal on mortgage-backed securities	85,053
Fund shares sold	4,588,046
Total assets	172,240,915
LIABILITIES
Payables:
Securities purchased	29,040,620
Fund shares redeemed	9,910
Dividends payable	654,595
Total liabilities	29,705,125
NET ASSETS	$142,535,790
Net asset value, offering and redemption price per share ($142,535,790/14,835,045 shares outstanding; unlimited shares authorized without par value)	$9.61
COMPONENTS OF NET ASSETS
Paid-in capital	$147,494,370
Undistributed net investment income	4,246
Accumulated net realized gain on investments	483,998
Net unrealized depreciation on investments	(5,446,824)
Net assets	$142,535,790

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

STATEMENT OF OPERATIONS For the Year Ended September 30, 2007

INVESTMENT INCOME
Interest income	$4,376,424
Expenses (Note 3)	—
Net investment income	4,376,424
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized gain on investments	447,950
Net unrealized depreciation on investments	(5,357,139)
Net realized and unrealized loss on investments	(4,909,189)
Net decrease in net assets resulting from operations	$(532,765)

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2007	Period Ended September 30, 2006*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,376,424	$1,076,113
Net realized gain (loss) on investments	447,950	(82,316)
Net unrealized depreciation on investments	(5,357,139)	(89,685)
Net (decrease)/increase in net assets resulting from operations	(532,765)	904,112
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,253,814)	(1,076,113)
Decrease in net assets from distributions	(4,253,814)	(1,076,113)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	134,008,669	15,033,276
Net asset value of shares issued on reinvestment of distributions	1,729,382	1,067,837
Cost of shares redeemed	(4,344,794)	—
Net increase from capital share transactions	131,393,257	16,101,113
Total increase in net assets	126,606,678	15,929,112
NET ASSETS
Beginning of period	15,929,112	—
End of period	$142,535,790	$15,929,112
Undistributed net investment income	$4,246	$—
CAPITAL SHARE ACTIVITY
Shares sold	13,492,658	1,503,447
Shares issued on reinvestment of distributions	175,111	109,714
Shares redeemed	(445,885)	—
Net increase in shares outstanding	13,221,884	1,613,161
_____________
* Commenced operations on October 3, 2005.

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year Ended September 30, 2007	Period Ended September 30, 2006*
Net asset value, beginning of period	$9.87	$10.00
Income from investment operations:
Net investment income	0.69	0.69
Net realized and unrealized gain (loss) on investments	(0.27)	(0.13)
Total from investment operations	0.42	0.56
Less distributions:
From net investment income	(0.68)	(0.69)
Total distributions	(0.68)	(0.69)
Net asset value, end of period	$9.61	$9.87
Total return	4.22%	5.96	%(1)
Ratios/supplemental data:
Net assets, end of period (millions)	$142.5	$15.9
Ratio of expenses to average net assets(3)	0.00%	0.00	%(2)
Ratio of net investment income to average net assets(3)	7.27%	7.22	%(2)
Portfolio turnover rate	230.69%	214.02	%(1)
___________________

(1)	Not Annualized.
(2)	Annualized.
(3)
Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.

*	Commenced operations on October 3, 2005.

See accompanying Notes to Financial Statements.

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in a diversified portfolio of debt securities. The Fund seeks to maximize total return.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation. Bonds and other fixed-income securities (other than the short-term securities) are valued using the bid price provided by an independent pricing service.

Other securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the bid price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

The Fund has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  - (Continued)

market quotations. A fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

B.
Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

C.
Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

D.
Forward Foreign Currency Exchange Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  - (Continued)

E.
Delayed Delivery Securities. The fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or “Delayed Delivery” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors.

F.
Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses are evaluated on the bases of identified costs. Dividends from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. Interest is recorded on an accrual basis.

G.
Federal Income Taxes. The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

H.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.
Indemnification Obligations. Under the Fund’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

J.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended September 30, 2007, undistributed net investment income was decreased by $118,364 and accumulated net realized gain was increased by $118,364.

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  - (Continued)

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisers unaffiliated with the Fund and Advisor. Typically, participants in these programs pay a “wrap fee” to their investment adviser. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationship with the sponsors of wrap fee programs for which the Fund is an investment option.

U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the Administrator receives an annual fee from the Advisor at the rate of 0.04% of average daily net assets for the first $500 million in net assets and 0.02% in excess of $500 million of the Fund’s average daily net assets, subject to a minimum of $50,000 per annum.

Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund and Trustees of the Trust are also officers of the Advisor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, were as follows:

	U.S. Government	Other
Purchases	$181,227,418	$119,918,209
Sales	148,604,855	2,442,135

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  - (Continued)

NOTE 5 - FEDERAL INCOME TAX MATTERS

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$170,783,291
Gross tax unrealized appreciation	959,964
Gross tax unrealized depreciation	(6,406,788)
Net tax unrealized depreciation on investments	(5,446,824)
Distributable ordinary income	327,370
Distributable long-term capital gains	160,874
Total distributable earnings	488,244
Other accumulated gains/losses	—
Total accumulated earnings	$(4,958,580)

The differences between book and tax basis distributable earnings are primarily related to the difference in classification of paydown gains for tax purposes compared to book purposes.

For the fiscal year ended September 30, 2007, the Fund utilized a capital loss carryover of $8,915.

The tax composition of dividends for the period ended September 30, 2007 and 2006, were as follows:

	Ordinary Income Total	Income Per Share	Long Term Capital Gains Total	Long Term Capital Gains Per Share
2007	$4,253,814	$0.68	$—	$—
2006	$1,076,113	$0.69	$—	$—

NOTE 6 - NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (the “FASB”) released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in Generally Accepted Accounting Principles (“GAAP”), and expands disclosures about fair value measurements. SFAS 157 further clarifies several previous FASB Standards and expands disclosures about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is evaluating the implications of FASB 157 and its impact in the Trust’s financial statements has not yet been determined.

In July 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax

Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS  - (continued)

positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the Trust’s financial statements has not yet been determined.

NOTE 7 - PROXY VOTING PROCEDURES (Unaudited)

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

NOTE 8 - FORM N-Q DISCLOSURE (Unaudited)

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-331-2979.

NOTE 9 - TAX NOTICE (Unaudited)

Additional information for foreign shareholders only. For the year ended September 30, 2007, 93% of the ordinary distributions paid by the Fund qualify as interest related dividends under the Internal Revenue Code Section 87(k)(l)(c). For the year ended September 30, 2007, none of the ordinary distributions paid by the Fund are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Separately Managed Account Reserve Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Brandes Investment Trust and
Shareholders of
Separately Managed Account Reserve Trust

We have audited the accompanying statement of assets and liabilities of the Separately Managed Account Reserve Trust, a series of Brandes Investment Trust (the “Trust”), including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 3, 2005 (commencement of operations) to September 30, 2006. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Separately Managed Account Reserve Trust, as of September 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
November 16, 2007

Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Independent Trustees(2)

DeWitt F. Bowman 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1930)	Trustee	Since February 1995	Principal, Pension Investment Consulting, since 1994. Interim Treasurer and Vice President for Investments - University of California from 2000 to 2001.	All	Wilshire Mutual Funds, Inc.; Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; Sycuan Funds RREEF America REIT1, Inc.

J. Michael Gaffney 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1941)	Trustee	Since June 2004	Independent Consultant, IXIS Asset Management, North America, since 2004. President and CEO, Back Bay Advisors from 1998 to 2001.	All	None

Karin B. Bonding 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1939)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. serving as fee-only financial planner and investment advisor since 1996.	All	Director of 6 closed end mutual funds in the Credit Suisse family of funds.

“Interested” Trustees(3)

Debra McGinty-Poteet 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1956)	Trustee and President	Since June 2000 (4)	Director, Mutual Fund Services of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	All	Brandes Investment Funds PLC

Separately Managed Account Reserve Trust

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee

Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1961)	Trustee	Since July 2006(4)	Executive Director of the Advisor.	All	None

Officers of the Trust

Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1970)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2005; Counsel of the Advisor from July 2000 to January 2005.	N/A	N/A

Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1956)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A

Adelaide Pund 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Born 1967)	Chief Compliance Officer	Since September 2004	Head of Compliance of the Advisor since October 2004; Compliance Manager of the Advisor from 1998 to October 2004.	N/A	N/A

Ellen Blanchard 200 Clarendon St. 29th Floor Boston, MA 02116 (Born 1973)	Anti-Money Laundering Officer	Since August 2007	Director and Senior Associate Counsel for Mutual Fund Administration at State Street Corp.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.

(2)	Not “interested persons” of the Trust as defined in the 1940 Act.

(3)	“Interested persons” of the Trust as defined in the 1940 Act.

(4)	Appointed by the Board as a trustee.

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

Investors Bank & Trust Co.
200 Clarendon Street, 16th Floor
Boston, Massachusetts 02116

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

SEPARATELY MANAGED
ACCOUNT RESERVE TRUST

ANNUAL
REPORT

For the year ended
September 30, 2007

WORLDWIDE VALUE SPECIALISTS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-331-2979.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. DeWitt Bowman is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2007	FYE 9/30/2006
Audit Fees	$32,000	$20,000
Audit-Related Fees	None	None
Tax Fees	$5,800	$3,100
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2007	FYE 09/30/06
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)   The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 7, 2005.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Brandes Investment Trust___________

By (Signature and Title)* /s/ Debra McGinty-Poteet
  Debra McGinty-Poteet, President

Date 12/4/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Debra McGinty-Poteet
  Debra McGinty-Poteet, President

Date 12/4/07

By (Signature and Title)* /s/ Gary Iwamura
  Gary Iwamura, Treasurer

Date 12/4/07

* Print the name and title of each signing officer under his or her signature.